Provision for Rehabilitation Costs	12 Months Ended
Dec. 31, 2025
Provision for Rehabilitation Costs [Abstract]
Provision for rehabilitation costs

21. Provision for rehabilitation costs

Site restoration relates to the estimated cost of closing down the mines and projects and represents the site and environmental restoration costs estimated to be paid as a result of mining activities or previous mining activities. For the How Mine, site restoration costs are capitalized to property, plant and equipment with an increase in the provision at the net present value of the estimated future and inflated cost of site rehabilitation. Subsequently the capitalized costs are amortized over the life of the mine and the provision is unwound over the period to estimated restoration. Redwing and Mazowe site restoration costs are capitalized to property, plant and equipment with an increase in the provision at the net present value of the estimated future and inflated cost of site rehabilitation. Subsequently, the capitalized costs are immediately impaired, since the life of mine cannot be reliably estimated as the mines are not operational, and the provision represents estimated restoration costs based on the consultancy reports.

	2025	2024
Beginning balance, January 1	$26,389	$20,683
Unwinding of discount (see Note 11)	290	273
Change in estimate	9	5,433
Ending balance, December 31	$26,688	$26,389

The discount rate used in calculating the present value of the How Mine’s provision for rehabilitation costs is based on U.S. treasury bond rates, and the cash flows are estimated at an average 2.3% inflation (2024: 2.4%). At December 31, 2025, How Mine’s provision for rehabilitation costs is calculated using a 4.17% discount rate (2024: 4.6%), with gross rehabilitation costs amounting to $8.1 million. For Redwing Mine and Mazowe Mine, the rehabilitation provision will be equal to the gross rehabilitation costs as determined at December 31, 2025 without discounting, due to uncertainty over the LOM in regards to depletion rates as the mines are currently not operational. As of December 31, 2025, the Group estimates costs for environmental rehabilitation will begin to be incurred for its How Mine in 2034. With respect to the Group’s Redwing Mine and Mazowe Mine, the timing of rehabilitation costs to be incurred is dependent on the timing of the Group restarting each mine’s operations and will be determined in a future period. The gross closure costs for Redwing Mine and Mazowe Mine were $11.5 million and $8.3 million, respectively.

The change in estimate arose following a reassessment of the estimated mine rehabilitation costs upon closure of the mines as at December 31, 2025. The reassessment was undertaken due to changes in contractor rates as well as an increase in disturbed areas resulting from ongoing mining activities. This change in estimate of $0.01 million comprises $0.08 million for the How Mine, $0.24 million for the Mazowe Mine, and $0.31 million decrease for the Redwing Mine. The How Mine and Mazowe changes in estimates for resulted in increases in rehabilitation costs, while the change in estimate for Redwing resulted in a reduction in rehabilitation costs of $307k which is reflected in other income (see note 10).